Shareholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Stockholders' Equity Note [Abstract]
Shareholders' Equity
(11) Shareholders’ Equity
Dividend Distribution
On April 9, 2021, prior to the IPO, the board of directors declared a cash dividend in the aggregate amount of $50.0 million to holders of our common stock. The cash dividend was paid on April 16, 2021.
Amendment and Restatement of Certificate of Incorporation
On June 10, 2021, the Company amended and restated its certificate of incorporation to effect a ten-for-one
forward stock split of its outstanding common stock and authorized three classes of ownership interests:
(i) 250,000,000 shares of Preferred Stock, par value $0.01 per share, (ii) 2,500,000,000 shares of Class A common stock, par value $0.01 per share, and (iii) 250,000,000 shares of Class B common stock, par value $0.01 per share. After giving effect to the ten-for-one
stock split, all outstanding shares of common stock were reclassified into an equal number of shares of Class B common stock (the “Class B Reclassification”) and the selling shareholders participated equally in the Class B Reclassification.
The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting, transfer and conversion rights. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to ten votes per share and is convertible into one share of Class A common stock at any time or automatically upon certain conditions but no later than 7 years following the filing and effectiveness of the amendment on June 10, 2021.
Initial Public Offering
On June 15, 2021, the Company closed its IPO of 5,553,154 shares of Class A common stock (the “primary” offering) and selling stockholders sold 9,626,846 shares (the “secondary” offering), including shares sold by the selling stockholders pursuant to the underwriters’ full exercise of their option to purchase additional shares, at a public offering price of $23 per share. The Company received net proceeds of $120.7 million after deducting underwriting discounts and commissions, but before deducting offering expenses. The Company used the proceeds from the primary offering, together with cash on hand, to satisfy payments of approximately $127.5 million in respect of vested phantom shares in the third quarter of 2021.

(11) Shareholders’ Equity
Authorized capital stock of TaskUs consisted of 100,000,000 shares of common stock. TaskUs had 91,737,020 shares of $0.01 par value Common Stock issued and outstanding as of December 31, 2020 and 2019. TaskUs common stock entitles holders to participate in all matters requiring votes of shareholders, receive dividends when declared, and is not convertible.
On October 2, 2019, TaskUs Holdings made a cash distribution of $12.0 million to Bidco which was declared by the Board of Directors as dividend payment.
On October 2, 2019, Bidco made a cash distribution of $135.0 million to Midco, then from Midco to TaskUs, then from TaskUs to its shareholders as declared by the Board of Directors as dividend payment.